Exhibit 10.1

May 27, 2008

International Paper Company

6400 Poplar Avenue

Memphis, Tennessee 38197

Attention: Mr. Errol Harris

Project Eagle –

Amendment No. 1 to Commitment Letter

Ladies and Gentlemen:

Reference is made to the Commitment Letter, dated as of March 15, 2008 (the “Commitment Letter”), among International Paper Company, a New York corporation (“Borrower” or “you”), and JPMorgan Chase Bank, N.A., Bank of America, N.A., UBS Loan Finance LLC, Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch, The Royal Bank of Scotland PLC and certain of their respective affiliates. Terms used but not defined in this letter agreement are used with the meanings given to them in the Commitment Letter.

1. The Section of Annex I to the Commitment Letter which appears under the heading “Type and Amount of Facilities” is hereby amended by:

(i) inserting in the second line of paragraph (i) the words “plus the Elected Amount, if applicable” after the words “$2,000 million” and before the words “(the “Term Loan A Facility”)”;

(ii) inserting in the second line of paragraph (ii) the words “less the Elected Amount, if applicable” after the words “$4,000 million” and before the words “(the “Term Loan X Facility”)”; and

(iii) adding the following definitions immediately after the paragraph which ends with the words “on a dollar-for-dollar basis.”

“Applicable Reallocation Amount” has the meaning given to such term in the Fee Letter.

“Applicable Reallocation Amount Notice” means the written notice sent by the Arrangers to the Borrower specifying the Applicable Reallocation Amount.

“Elected Amount” means the amount up to the Applicable Reallocation Amount set forth in a written notice sent by the Borrower to the Arrangers within 2 business days of receipt of the Applicable Reallocation Amount Notice (but in any event at least 3 business days prior to the execution and delivery of the definitive credit agreement).

2. The other terms of the Commitment Letter are not affected by this amendment and the Commitment Letter, as amended by this Amendment No. 1, shall continue in effect in accordance with its terms. References to the Commitment Letter in the Commitment Letter, this Amendment No. 1 and the Fee Letter shall be references to the Commitment Letter, as amended by this Amendment No. 1.

3. This amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this amendment. This amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. The second, third and fourth sentences of the third paragraph under the heading “Governing Law, Etc.” on pages 8 and 9 of the Commitment Letter are incorporated herein by reference.

[Signature Page Follows]

Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed copy of this amendment.

Very truly yours,

JPMORGAN CHASE BANK, N.A.

By:	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

J.P. MORGAN SECURITIES INC.

By:	/s/ Bruce S. Borden
Name:	Bruce S. Borden
Title:	Executive Director

BANC OF AMERICA SECURITIES LLC

By:	/s/ Peter C. Hall
Name:	Peter C. Hall
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Michael L. Letson, Jr.
Name:	Michael L. Letson, Jr.
Title:	Vice President

UBS LOAN FINANCE LLC

By:	/s/ Lauren Clancy
Name:	Lauren Clancy
Title:	Executive Director

By:	/s/ Eric Bootsma
Name:	Eric Bootsma
Title:	Executive Director & Counsel Region Americas Legal

UBS SECURITIES LLC

By:	/s/ Lauren Clancy
Name:	Lauren Clancy
Title:	Executive Director

By:	/s/ Eric Bootsma
Name:	Eric Bootsma
Title:	Executive Director & Counsel Region Americas Legal

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Robert Danziger
Name:	Robert Danziger
Title:	Managing Director

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Dennis J. Dee
Name:	Dennis J. Dee
Title:	MD

RBS SECURITIES CORPORATION d/b/a RBS GREENWICH CAPITAL

By:	/s/ Dennis J. Dee
Name:	Dennis J. Dee
Title:	MD

Accepted and agreed to as of the date first written above:

INTERNATIONAL PAPER COMPANY

By:	/s/ Errol A. Harris
Name:	Errol A. Harris
Title:	Vice President and Treasurer